Exhibit (1)(c)

S&T CAPITAL TRUST ____

CAPITAL SECURITIES

GUARANTEED TO THE EXTENT SET FORTH IN THE

GUARANTEES BY S&T BANCORP, INC.

UNDERWRITING AGREEMENT

Dear Ladies and Gentlemen:

S&T Capital Trust ____ (the "Trust"), a statutory trust organized under the Delaware Statutory Trust Act (Chapter 38, Title 12, of the Delaware Business Code, 12 Del. C. Section 3801 et seq.) (the "Delaware Act"), and S&T Bancorp, Inc., a Pennsylvania corporation (the "Corporation"), as depositor of the Trust and as guarantor, propose, upon the terms and conditions set forth herein to issue and sell _____% Capital Securities with an aggregate liquidation amount equal to $________________ (the "Firm Securities") to the underwriters named in Schedule 1 hereto (collectively, the "Underwriters"), for whom the person(s) named in Schedule 2 hereto (the "Representative(s)") is acting as representative. The Trust also proposes to, and the Corporation also proposes to cause the Trust to, issue and sell to the Underwriters, at the Underwriters' option, up to an additional $_______________ aggregate liquidation amount of Capital Securities (the "Option Securities[,]" [together with the Firm Securities, collectively the "Capital Securities"]) in proportion to the amounts set forth opposite their respective names in Schedule 1 hereto.

The Capital Securities and Common Securities (as defined herein) are to be issued pursuant to the terms of an Amended and Restated Trust Agreement dated as of ____________, _______ (the "Trust Agreement"), among the Corporation (together with the Trust, the "Offerors"), as depositor, and ____________________ ("Trust Company"), a ________ banking corporation, as property trustee ("Property Trustee") and _________________ ("Trust Delaware"), a Delaware banking corporation, as Delaware trustee ("Delaware Trustee") and the holders from time to time of undivided interests in the assets of the Trust.

The Capital Securities will be guaranteed by the Corporation on a subordinated basis and subject to certain limitations with respect to distributions and payments upon liquidation, redemption or otherwise (the "Guarantee") pursuant to a Guarantee Agreement dated as of ________, _______ (the "Guarantee Agreement"), between the Corporation and the Trust Company, as trustee (the "Guarantee Trustee"). The assets of the Trust will consist of _____% Junior Subordinated Deferrable Interest Debentures, due ________, ______ (the "Subordinated Debentures") of the Corporation which will be issued under a Junior Subordinated Indenture dated as of _______, ____ (the "Indenture"), between the Corporation and the Trust Company, as trustee (the "Indenture Trustee"). Under certain circumstances, the Subordinated Debentures will be distributable to the holders of undivided beneficial interests in the assets of the Trust.

The Corporation and the Trust have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-_______), including a basic prospectus, for the registration of the Capital Securities under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations"). The Corporation and the Trust have prepared and filed such amendments thereto, if any, and such amended preliminary prospectuses, if any, as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement as amended at the time it became effective (including the Prospectus (as defined below) and the documents incorporated by reference therein pursuant to the section therein entitled "Incorporation of Certain Documents by Reference", all information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) of the Securities Act Regulations), any post-effective amendment to such registration statement which becomes effective prior to the Closing Date (as defined below) and any registration statement filed pursuant to Rule 462(b) under the Securities Act is hereinafter called the "Registration Statement." The term "the Effective Date" shall mean each date that the Registration Statement and any post effective amendment or amendments thereto became or become effective. "Basic Prospectus" shall mean the prospectus referred to in the first sentence of this paragraph above contained in the Registration Statement at the Effective Date. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Capital Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Capital Securities that is first filed pursuant to Rule 424(b) after the date and time this Agreement is executed and delivered by the parties, together with the Basic Prospectus or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Capital Securities, including the Basic Prospectus, included in the Registration Statement at the Effective Date.

The Corporation hereby agrees with the Underwriters as follows:

    Representations and Warranties. Each of the Offerors represents and warrants to the Underwriters that as of the date hereof, on the Closing Date (as hereinafter defined), and on the Option Closing Date (as hereinafter defined):
      On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, and on the Option Closing Date, the Final Prospectus will conform, in all material respects with the requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the documents incorporated by reference, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the applicable rules and regulations under said acts; the Trust Agreement, the Guarantee Agreement, and the Indenture conform in all material respects with the requirements of the Trust Indenture Act, and the applicable rules and regulations thereunder; the Registration Statement did not, and any amendment thereto will not, in each case as of the Effective Date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made not misleading; and the Final Prospectus and any amendment or supplement thereto will not, as of the applicable filing date and at the Closing Date (as hereinafter defined) and at the Option Closing Date (as hereinafter defined), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to (i) statements in or omissions from the Registration Statement or Final Prospectus made in reliance upon and in conformity with information furnished to the Trust or the Corporation by or on behalf of any Underwriter in writing expressly for use in the Registration Statement or the Final Prospectus or (ii) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of any trustee.
      The documents incorporated by reference in the Prospectus pursuant to the section therein entitled "Incorporation of Certain Documents by Reference," at the time they were filed with the Commission, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations, and did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.
      Neither the Corporation nor the Trust is an open-end investment company, unit investment trust or face-amount certificate company that is, or is required to be, registered under Section 8 of the Investment Company Act of 1940, as amended (the "Investment Company Act"), nor is either a closed-end investment company required to be registered but not registered thereunder.
      The Trust and the Corporation meet the requirements for the use of Form S-3 under the Securities Act.
      No stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings therefor have been initiated or threatened by the Commission.
      The Corporation is corporation duly organized and validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and is licensed, registered or qualified to conduct the business in which it is engaged in each jurisdiction in which the conduct of its business or its ownership or the leasing of property requires such license, registration or qualification, except where the failure to be so licensed, registered or qualified would not have a material adverse effect on the Corporation and its subsidiaries, taken as a whole.
      The Trust is a statutory trust organized under the Delaware Act duly organized and validly existing and in good standing under the laws of the State of Delaware, with power and authority to own, lease and operate its properties and conduct its business.
      The Capital Securities have been duly and validly authorized, and, when issued and delivered pursuant to this Agreement, such Capital Securities will be duly and validly issued and fully paid and non-assessable beneficial interests in the Trust entitled to the benefits provided by the Trust Agreement, which will be substantially in the form filed as an exhibit to the Registration Statement; the Capital Securities conform in all material respects to the description thereof contained in the Registration Statement and the Final Prospectus.
      The common securities of the Trust (the "Common Securities") have been duly authorized on behalf of the Trust by the Corporation, as depositor of the Trust, and upon delivery by the Trust to the Corporation against payment therefor as set forth in the Trust Agreement, will be duly and validly issued and non-assessable beneficial interests in the Trust; the issuance of the Common Securities of the Trust is not subject to preemptive or other similar rights; the Common Securities conform in all material respects to the description thereof contained in the Registration Statement and the Final Prospectus; and at the Time of Delivery (as defined in Section 3), all of the issued and outstanding Common Securities of the Trust will be directly owned by the Corporation free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.
      The Guarantee, the Trust Agreement, the Subordinated Debentures and the Indenture (collectively referred to as the "Corporation Agreements") have each been duly authorized and when validly executed and delivered by the Corporation and, in the case of the Guarantee, by the Guarantee Trustee, in the case of the Trust Agreement, by the Property Trustee and the Delaware Trustee and, in the case of the Indenture, by the Indenture Trustee, and, in the case of the Subordinated Debentures, when validly issued by the Corporation and duly authenticated and delivered by the Indenture Trustee, will constitute valid and legally binding obligations of the Corporation, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, the rights of creditors of federally-insured depository institutions, the supervisory and enforcement powers of applicable bank regulatory authorities and general equity principles (whether considered as a proceeding at law or in equity); the Trust Agreement, the Indenture and the Guarantee have each been duly qualified under the Trust Indenture Act; the Subordinated Debentures are entitled to the benefits of the Indenture; and the Corporation Agreements, which will each be in substantially the form filed as an exhibit to the Registration Statement, will conform in all material respects to the descriptions thereof in the Registration Statement and the Final Prospectus.
      The issue and sale of the Capital Securities by the Trust, the compliance by the Trust with all of the provisions of this Agreement, the Capital Securities and the Trust Agreement, the purchase of the Subordinated Debentures by the Trust, the execution, delivery and performance by the Trust of the Trust Agreement and the consummation of the transactions contemplated herein and therein will not violate any law, rule, regulation, order, judgment or decree applicable to the Trust or conflict with or result in a breach of or constitute a default under any agreement or instrument (including, but not limited to, the Trust Agreement and any organizational documents of the Trust) by which the Trust, or its property, is bound, except where such violation, conflict or breach would not have a material adverse effect upon the financial condition of the Trust.
      The issuance by the Corporation of the Guarantee and the Subordinated Debentures, the compliance by the Corporation with all of the provisions of this Agreement and the Corporation Agreements, the execution, delivery and performance by the Corporation of this Agreement and the Corporation Agreements, and the consummation of the transactions contemplated herein and therein will not violate any law, rule, regulation, order, judgment or decree applicable to the Corporation or conflict with or result in a breach of or constitute a default under any agreement or instrument (including, but not limited to, any charters or by-laws) by which the Corporation or its property is bound, except where such violation, conflict or breach would not have a material adverse effect upon the business, financial condition, or results of operations of the Corporation and its subsidiaries, taken as a whole.
      No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Capital Securities and the Common Securities by the Trust, the purchase of the Subordinated Debentures by the Trust or the consummation by the Trust of the transactions contemplated by this Agreement or the Trust Agreement, except such as have been, or will have been, prior to the Time of Delivery, obtained under the Securities Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws.
      No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue of the Guarantee or the Subordinated Debentures or the consummation by the Corporation of the other transactions contemplated by this Agreement or the Corporation Agreements, except such as have been or will have been, prior to the Time of Delivery, obtained under the Securities Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws.
      Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus and in any documents deemed to be incorporated by reference in the Registration Statement pursuant to Item 12(b) of Form S-3, except as otherwise stated therein, there has not been any material adverse change in the business, financial condition or results of operations of the Corporation and its subsidiaries, taken as a whole.
      Other than as set forth or contemplated in the Registration Statement and the Final Prospectus, there are no legal or governmental proceedings pending to which the Corporation is a party or of which any property of the Corporation is the subject which, if determined adversely to the Corporation, would individually or in the aggregate have a material adverse effect on the financial position, business or results of operations of the Corporation and its subsidiaries, taken as a whole; and, to the best of the Corporation's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.
    Offering. The Representative has advised the Corporation that the Underwriters will make an offering of the Capital Securities purchased by such Underwriters hereunder on the terms and conditions set forth in the Registration Statement as soon as practicable after this Agreement is entered into.
    Purchase and Delivery; Commission. The Trust hereby agrees to sell to the Underwriters and each Underwriter, severally and not jointly, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase from the Trust the aggregate liquidation amount of Firm Securities set forth opposite such Underwriter's name on Schedule 1 hereto.

    As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Capital Securities will be used by the Trust to purchase the Subordinated Debentures of the Corporation, the Corporation hereby agrees to pay, at the Time of Delivery with respect to the Firm Securities and on the Option Closing Date (as hereinafter defined) with respect to the Option Securities, to the Representative, for the accounts of the several Underwriters, an amount equal to $____ per Capital Security for the Capital Securities to be delivered at the Time of Delivery.

    Except as set forth in the next paragraph, the Firm Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Firm Securities in book entry form which will be deposited by or on behalf of the Trust with The Depository Trust Company ("DTC") or its designated custodian. The Trust will deliver the Firm Securities to the Representative, for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by certified or official bank check or checks or fedwire, payable to the order of the Trust in Federal (same day) funds, by causing DTC to credit the Firm Securities to the account of the Representative at DTC. The Trust will cause the certificates representing the Firm Securities to be made available to the Representative for checking at least 24 hours prior to the Time of Delivery at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be at the offices of Arnold & Porter, 555 12th Street, Washington, DC 20004, at 9:30 a.m, New York time, on __________, _____ (the "Closing Date") or such other time and date as the Representative, the Corporation and the Trust may agree upon in writing. Such time and date are herein called the "Time of Delivery".

    Such Firm Securities, if any, as the Representative may request upon at least 48 hours' prior notice to the Trust (such request to include the authorized denominations and the names in which they are to be registered), shall be delivered in definitive certificated form, by and on behalf of the Trust to the Representative for the account of certain of the Underwriters, against payment by or on behalf of such Underwriter of the purchase price therefor by fedwire, payable to the order of the Trust in Federal (same day) funds. The Trust will cause the certificates representing the Firm Securities to be made available for checking and packaging at least 24 hours prior to the Time of Delivery in New York, New York.

    In addition, on the basis of the representations, warranties, and agreements contained herein, but subject to the terms and conditions set forth herein, the Trust hereby grants to the Underwriters an option to purchase, severally and not jointly, from the Trust the Option Securities in the same proportion as the number of Firm Securities set forth opposite their names on Schedule I bears to the total number of Firm Securities, at the same purchase price per Option Security to be paid for the Firm Securities, for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm Securities. The option granted hereunder may be exercised at any time (but not more than once) within thirty (30) days after the date of this Agreement, upon notice by the Representatives to the Trust which sets forth the aggregate liquidation amount of Option Securities as to which the Underwriters are exercising the option, and the time and place at which the certificate representing the Option Securities will be delivered. Such time of delivery may not be earlier than the Closing Date and herein is called the "Option Closing Date." The Option Closing Date shall be determined by the Representatives, but if at any time other than the Closing Date, shall not be earlier than three nor later than five full business days after delivery of such notice to exercise. Certificates for the Option Securities will be made available for inspection at least 24 hours prior to the Option Closing Date at the offices of DTC, or its designated custodian, or at such other location as specified by the Representatives. The manner of payment for delivery of the Option Securities shall be the same as for the Firm Securities as specified in this Section 3.

    Conditions to Closing. The several obligations of the Underwriters to purchase and pay for the Capital Securities will be subject to the following conditions:
      If filing of the Final Prospectus is required pursuant to Rule 424(b) of the Securities Act Regulations, the Final Prospectus shall have been timely filed with the Commission in accordance with Rule 424(b) of the Securities Act Regulations; and at the Closing Date [and any Option Closing Date], no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission.
      The Underwriters shall have received, on the Closing Date [and on the Option Closing Date], a certificate signed by the Chairman of the Board, the President, a Vice Chairman of the Board or any Executive or Senior Vice President and the principal financial or accounting officer of the Corporation, dated the Closing Date [or the Option Closing Date, as the case may be], to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus and this Agreement and that:
        the representations and warranties of the Corporation in this Agreement are true and correct in all material respects on and as of the Closing Date [or the Option Closing Date, as the case may be] with the same effect as if made on the Closing Date [or the Option Closing Date, as the case may be] and the Corporation has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date [or the Option Closing Date, as the case may be];
        no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Corporation's knowledge, threatened; and
        since the date of the most recent financial statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the business, financial condition or results of operations of the Corporation and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).
      Subsequent to the date hereof or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any amendment thereof), there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of the Corporation and its subsidiaries the effect of which is, in the judgment of the Underwriters, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Capital Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any amendment thereof).
      The Underwriters shall have received an opinion, dated the Closing Date [and any Option Closing Date], of special counsel to the Corporation, substantially in the form attached hereto as Exhibit A. In rendering such opinion, counsel may state that they are passing only on matters of [New York, Pennsylvania and United States Federal law]. In rendering such opinion, counsel may rely upon an opinion or opinions, each dated the Closing Date[ or the Option Closing Date, as the case may be], of other counsel retained by them or the Corporation as to laws of any jurisdiction other than the United States, the Commonwealth of Pennsylvania, or the State of New York, provided that (i) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Underwriters, and (ii) counsel shall state in their opinion that they and the Underwriters are justified in relying thereon. Insofar as such opinions involve factual matters, such counsel may rely, to the extent such counsel deems proper, upon certificates of officers of the Corporation, its subsidiaries and the Trust and certificates of public officials.
      The Underwriters shall have received an opinion, dated the Closing Date [and any Option Closing Date], of counsel to the Trust Company and Trust Delaware, substantially in the form attached hereto as Exhibit B.
      The Underwriters shall have received an opinion, dated the Closing Date [and any Option Closing Date], of counsel to the Underwriters as to such matters as the Underwriters shall reasonably request. In rendering such opinion, counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Corporation as to laws of any jurisdiction other than the United States, the State of New York or the Commonwealth of Pennsylvania, provided that (i) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Underwriters, and (ii) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying thereon. Insofar as such opinions involve factual matters, such counsel may rely, to the extent such counsel deems proper, upon certificates of officers of the Corporation, its subsidiaries and the Trust and certificates of public officials.
      The Underwriters shall have received an opinion, dated the Closing Date [and any Option Closing Date], of special Delaware counsel to the Corporation and the Trust, substantially to the effect and in the form attached hereto as Exhibit C.
      At the date hereof, at the Closing Date and at any Option Date, the Underwriters shall have received letters, dated respectively as of the date hereof, as of the Closing Date and as of any Option Closing Date, in form and substance reasonably satisfactory to them, from the Corporation's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information, including the financial information contained or incorporated by reference in the Registration Statement as identified by the Representative. Such letters shall also confirm that, with respect to the Corporation, they are independent accountants within the meaning of the published rules and regulations of the American Institute of Certified Public Accountants.
      Prior to the Closing Date [and any Option Closing Date], the Corporation shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request in connection with the offering of the Capital Securities.
    Covenants of the Offerors. In further consideration of the agreements of the Underwriters herein contained, the Offerors covenant as follows:
      The Trust and the Corporation will prepare the Final Prospectus in a form approved by the Underwriters and will file such Final Prospectus with the Commission pursuant to the applicable subparagraph of Rule 424(b) within the time period prescribed. The Trust and the Corporation will notify the Underwriters immediately, and confirm the notice in writing, (i) if not effective at the time of execution of this Agreement, of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment), and of the filing of the Final Prospectus pursuant to Rule 424(b), (ii) of any request by the Commission for any amendment to the Registration Statement, or any amendment or supplement to the Final Prospectus or for additional information, and (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement of the suspension of the qualification of the securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for such purpose. The Trust and the Corporation will make every reasonable effort to prevent the issuance of any stop order or of any order suspending any such qualification and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.
      The Trust and the Corporation will deliver to the Underwriters such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto (including documents incorporated by reference into the Final Prospectus and exhibits thereto) as such Underwriters may reasonably request and copies of each Preliminary Final Prospectus, the Final Prospectus and any amendment or supplement to such Final Prospectus.
      The Trust and the Corporation will furnish to the Underwriters, from time to time during the period when the Final Prospectus is required to be delivered under the Securities Act, such number of copies of the Final Prospectus (as amended or supplemented, if applicable) as they may reasonably request for the purposes contemplated by the Securities Act or the Securities Act Regulations.
      The Trust and the Corporation will deliver to the Underwriters notice of their intention to prepare or file any amendment to the Registration Statement relating to the Capital Securities (including any post-effective amendment) or any amendment or supplement to the Final Prospectus (other than documents deemed to be incorporated by reference into the Final Prospectus) which the Trust and the Corporation propose for use by the Underwriters in connection with the offering of the Capital Securities and which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Securities Act Regulations, will furnish the Underwriters and counsel for the Underwriters with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Underwriters or counsel for the Underwriters shall reasonably object.
      If, during such period after the Closing Date [or the Option Closing Date, as the case may be,] and prior to the date on which the distribution of Capital Securities by the Underwriters is completed, any event shall occur as a result of which it is necessary, in the opinion of the Offerors' counsel, to amend or supplement the Final Prospectus (as then amended or supplemented) in order to ensure that the Final Prospectus does not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or it is necessary to amend or supplement the Final Prospectus to comply with law, the Trust and the Corporation will forthwith prepare and furnish, at the Corporation's own expense, to the Underwriters, either amendments or supplements to the Final Prospectus so that the statements in the Final Prospectus as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that the Final Prospectus will comply with law, as the case may be.
      The Trust and the Corporation, during the period when the Final Prospectus is required to be delivered under the Securities Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act subsequent to the time the Registration Statement becomes effective.
      The Trust and the Corporation will endeavor to qualify the Capital Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any Underwriter shall reasonably request and to pay all reasonable expenses (including reasonable fees and disbursements of counsel) in connection with such qualification and the printing of any memoranda concerning the aforesaid qualification; provided, however, that neither Offeror shall be required to qualify to do business in any jurisdiction where it is not now qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where they are not now subject.
      During the period beginning on the date hereof and continuing to and including the Closing Date [and any Option Closing Date], the Trust and the Corporation will not offer, sell, contract to sell or otherwise dispose of (other than in an offering made exclusively outside the United States) any securities of the Corporation or the Trust substantially similar to the Capital Securities or any securities convertible into or exchangeable for the Capital Securities without the prior written consent of the Underwriters.
      During the period when the Capital Securities are outstanding, the Corporation will not be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.
      The Corporation will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 18 months after the effective date of the Registration Statement, an earnings statement or statements of the Corporation (which need not be audited) which shall satisfy the requirements of Section 11(a) of the Securities Act and Rule 158 of the Securities Act Regulations and will advise you in writing when such statement has been so made available.
    Expenses. The Corporation covenants and agrees with the Underwriters that the Corporation will, whether or not any sale of the Capital Securities is consummated, pay or cause to be paid the following: (i) costs of preparation and printing (including reasonable word processing and duplication costs) of the Registration Statement and the Final Prospectus, and all amendments and supplements thereto, (ii) all expenses (including reasonable fees and disbursements of counsel to the Corporation and the Trust) payable pursuant to Section 5(g) of this Agreement, (iii) all costs and expenses incurred in connection with the preparation, issuance and delivery of the Capital Securities, (iv) the fees and disbursements of the Corporation's accountants, (v) all costs and expenses incurred in the preparation and the printing (including word processing and duplication costs) of the Capital Securities, the Indenture, the Guarantee Agreement, the Trust Agreement and all other documents relating to the issuance, purchase and initial resale of the Capital Securities, and (vi) all other costs and expenses incident to the performance by the Corporation of its obligations hereunder which are not otherwise specifically provided in this Section. The Underwriters shall be responsible for all of their own expenses, including the fees of the Underwriters' counsel, any taxes on resales of the Capital Securities by the Underwriters and any advertising expenses connected with any offers they make.
    Indemnification and Contribution
      Each of the Corporation and the Trust jointly and severally agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls each such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that (i) the Corporation and the Trust shall not be liable in any such case insofar as such losses, claims, damages or liabilities arise out of or are based upon (x) any such untrue statement or omission made therein upon in reliance upon and in conformity with information furnished in writing to the Corporation by the Underwriters expressly for use therein or (y) that part of the Registration Statement constituting the "Statement of Eligibility and Qualification" (Form T-1) of any trustee under the Trust Indenture Act, and (ii) the foregoing indemnity agreement with respect to the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus or any amendment or supplement thereto shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Capital Securities, or any person controlling such Underwriter, if a copy of the Final Prospectus (as then amended or supplemented if the Corporation shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale of the Capital Securities to such persons, and if the Final Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability. This indemnity agreement shall be in addition to any liability that the Corporation or Trust may otherwise have.
      Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Corporation, the Trust, any authorized representative of the Corporation or the Trust and any person controlling the Corporation or the Trust, to the same extent as the foregoing indemnity from the Corporation and the Trust to the Underwriters, but only with reference to information furnished in writing by such Underwriter expressly for use in the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus or any amendments or supplements thereto. The Corporation and the Trust each acknowledge that the statements set forth in _______________ of the Basic Prospectus, any Preliminary Final Prospectus, or the Final Prospectus constitute the only information furnished in writing by or on behalf of the Underwriters for use in the Registration Statement, and the Representative confirms that such statements are correct. This indemnity agreement shall be in addition to any liability that any Underwriter may otherwise have.
      In case any proceeding (including any governmental investigation) shall be threatened or instituted involving any person in respect of which indemnity may be sought pursuant to paragraph (a) or (b) of this Section 7, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing (but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party other than under this Section 7) and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. In the case of parties indemnified pursuant to paragraph (a) of this Section 7, such separate firm shall be designated in writing by the Representative. In the case of parties indemnified pursuant to paragraph (b) of this Section 7, such separate firm shall be designated in writing by the Corporation. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.
      If the indemnification provided for in this Section 7 is unavailable to an indemnified party under paragraphs (a) or (b) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Corporation and the Trust on the one hand and the Underwriters on the other from the offering of the Capital Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Corporation and the Trust on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Corporation and the Trust on the one hand and the Underwriters on the other in connection with the offering of such Capital Securities shall be deemed to be in the same proportion as the total net proceeds (before deducting expenses) from the offering of such Capital Securities received by the Corporation bear to the total discounts and commissions received by such Underwriter in respect thereof. The relative fault of the Corporation and the Trust on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Corporation and the Trust or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions.
      The Corporation, the Trust and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in paragraph (d) of this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) of this Section 7 shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.
      The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Corporation, the Trust and the Underwriters in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of a Underwriter or any person controlling such Underwriter, or by or on behalf of the Trust or the Corporation, its directors or officers, any authorized representative of the Corporation or the Trust or any person controlling the Corporation or the Trust, and (iii) acceptance of and payment for any of the Capital Securities.
    Termination.
      This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice to the Corporation, if prior to the Closing Date (i) trading in securities generally on the NASDAQ National Market shall have been suspended or materially limited, or settlement in the trading of securities through The Depository Trust Company[, Euroclear Bank S.A./N.V. or Clearstream Banking, S.A.] shall have been materially disrupted, (ii) a general moratorium on commercial banking activities in New York or Pennsylvania shall have been declared by either Federal, New York State or Pennsylvania Commonwealth authorities, or (iii) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crisis, including without limitation an act of terrorism, the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Representative, impracticable to market the Firm Securities or to enforce contracts for the resale of Firm Securities. [The option from the Corporation and the Trust referred to in Section 3, if exercised, may be canceled by the Representatives at any time prior to the Option Closing date if, prior to the Option Closing Date, any of the events described in subsections (i) or (ii) of this paragraph shall have occurred, or if there shall have occurred any material outbreak or escalation of hostilities or other calamity or crisis, including without limitation an act of terrorism, the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the representative, impracticable to market the Option Securities or to enforce contracts for the resale of Option Securities.]
      The Corporation may terminate this Agreement upon written notice to the Representative at any time at or prior to the Closing Date[, or the Corporation may terminate the option referred to in Section 3 upon written notice to the Representative at any time at or prior to the Option Closing Date,] if the Corporation shall receive the reasonable opinion of its special tax counsel, following consultation with the Representative and its counsel, that there is more than an insubstantial risk that interest payable by the Corporation on the Subordinated Debentures will not be deductible by the Corporation for federal income tax purposes as a result of action taken on any federal legislative tax proposal. If this Agreement is terminated pursuant to this Section 8(b), such termination shall be without liability of any party to any other party and each party shall bear its own out-of-pocket expenses, except as provided in Section 7.
    Pro Rata Purchase in Certain Events. If on the Closing Date [or any Option Closing Date, as the case may be,] any one or more of the Underwriters shall fail or refuse to purchase Capital Securities that it or they have agreed to purchase hereunder and the aggregate liquidation amount of Capital Securities that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate liquidation amount of Capital Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions which the aggregate liquidation amount of Capital Securities set forth opposite their names in Schedule 1 to this Agreement bears to the aggregate liquidation amount of Capital Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representative may specify, to purchase the Capital Securities that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If on the Closing Date [or any Option Closing Date, as the case may be,] any Underwriter or Underwriters shall fail or refuse to purchase Capital Securities and the aggregate liquidation amount of Capital Securities with respect to which such default occurs is more than one-tenth of the aggregate liquidation amount of Capital Securities to be purchased on such date, and arrangements satisfactory to the Representative and the Corporation for the purchase of such Capital Securities are not made within 36 hours after such default, this Agreement shall thereupon terminate without liability on the part of any non-defaulting Underwriters or of the Corporation or the Trust. In any such case either the Representative or the Corporation shall have the right to postpone the Closing Date [or any Option Closing Date, as the case may be], but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement or in any other documents or arrangements may be effected. An action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
    Reimbursement upon Termination in Certain Circumstances. If this Agreement shall be terminated by the Underwriters or any of them, because of any failure or refusal on the part of the Corporation to comply in any material respect with the terms or to fulfill in any material respect any of the conditions of this Agreement, or if for any reason the Corporation shall be unable to perform in any material respect its obligations under this Agreement, the Corporation shall reimburse the Underwriters or such Underwriters as have so terminated the Agreement, with respect to themselves, severally, for all reasonable out-of-pocket expenses reasonably incurred by such Underwriters in connection with the offering of the Capital Securities. In no event shall the Corporation be liable to the Underwriters for loss of anticipated profits from the transactions contemplated by this Agreement.
    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Please confirm that the foregoing correctly sets forth the agreement among the Trust, the Corporation and the several Underwriters by having an authorized officer sign a copy of this Agreement in the space set forth below and by returning the signed copy to us.

Very truly yours,

S&T BANCORP, INC.

By:____________________________

Name:__________________________

Title:___________________________

S&T CAPITAL TRUST___

By: S&T BANCORP, INC., on behalf of S&T Capital Trust ___

By:____________________________________

Name: _________________________________

Title: ___________________________________

Accepted by:

[REPRESENTATIVE],

as representative of the several

Underwriters named in Schedule 1 hereto

By: _______________________________________

Name: _____________________________________

Title: ______________________________________

SCHEDULE 1

Underwriter Amount

$

Total $

SCHEDULE 2

Representative(s)

EXHIBIT A

The opinion of special counsel to the Corporation to be delivered pursuant to Section 4(d) of the Underwriting Agreement shall be substantially to the effect that:

1. The Corporation is validly organized and presently subsisting under the laws of the Commonwealth of Pennsylvania, with requisite corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, except for such power and authority the absence of which would not have a material adverse effect on the Corporation on a consolidated basis, and the Corporation is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

2. The Underwriting Agreement has been duly authorized, executed and delivered by the Corporation and is a valid and standing obligation of the Corporation, enforceable against the Corporation in accordance with its terms.

3. The Trust Agreement has been duly authorized, executed and delivered by the Corporation, and is a valid and binding obligation of the Corporation.

4. The Guarantee Agreement has been duly authorized, executed and delivered by the Corporation and is a valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, the rights of creditors of federally-insured depository institutions, the supervisory and enforcement powers of applicable bank regulatory authorities and general equity principles (whether considered as a proceeding at law or in equity) and an implied covenant of good faith and fair dealing.

5. The Indenture has been duly authorized, executed and delivered by the Corporation, has been duly qualified under the Trust Indenture Act, and is a valid and binding agreement of the Corporation, enforceable against the Corporation in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, the rights of creditors of federally-insured depository institutions, the supervisory and enforcement powers of applicable bank regulatory authorities and general equity principles (whether considered as a proceeding at law or in equity) and an implied covenant of good faith and fair dealing.

6. The Subordinated Debentures have been duly authorized, executed and delivered by the Corporation and when duly authenticated in accordance with the Indenture and delivered and paid for in accordance with the Underwriting Agreement, will be valid and binding obligations of the Corporation, entitled to the benefits of the Indenture and enforceable against the Corporation in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, the rights of creditors of federally-insured depository institutions, the supervisory and enforcement powers of applicable bank regulatory authorities and general equity principles (whether considered as a proceeding at law or in equity) and an implied covenant of good faith and fair dealing.

7. The Trust is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in Investment Company Act of 1940, as amended.

8. The statements set forth in the Final Prospectus under the captions "Capital Securities and Related Instruments," "Junior Subordinated Debentures," "Guarantees" and "Relationship Among the Capital Securities and the Related Instruments" insofar as they purport to describe the provisions of the laws and documents referred to therein, fairly summarize the matters described therein.

9. The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion and, to the best of such counsel's knowledge and information without independent investigation, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings therefor have been initiated or threatened by the Commission.

10. The statements of law or legal conclusions and opinions set forth in the Final Prospectus under the caption "Certain United States Federal Income Tax Consequences," subject to the assumptions and conditions described therein, accurately reflect our opinion in all material respects.

11. No consent, approval, authorization or order of any court or governmental agency, authority, or body is required for the consummation by the Corporation of the transactions contemplated by the Underwriting Agreement, except those that have been obtained; it being understood that he expresses no opinion as to the securities or Blue Sky laws of any jurisdiction.

12. The issuance and sale of the Capital Securities and the Subordinated Debentures and the execution, delivery and performance by the Corporation and the Trust of the Underwriting Agreement, the Indenture, the Guarantee Agreement and the Trust Agreement will not violate the Articles of Incorporation or Bylaws of the Corporation, as amended to date, or any material agreement or other instrument known to us to which the Corporation or the Trust is a party or any material order or regulation known to us to be applicable to the Corporation or the Trust of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Corporation or the Trust.

13. To the best of our knowledge, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Corporation or any of its subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Registration Statement and the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or the Final Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Registration Statement and the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Corporation fairly summarize such matters.

Such counsel shall further state that nothing has come to our attention that has caused us to believe that the Registration Statement or the Final Prospectus (except, in either case, for the financial statements and schedules and other financial or statistical data contained or incorporated therein, as to which we need express no belief), as of the effective date of the Registration Statement or the date of the Final Prospectus and as of the date hereof, contained, and as of the date of such opinion, contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

EXHIBIT B

The opinion of counsel to the Trust Company and Trust Delaware to be delivered pursuant to Section 4(e) of the Underwriting Agreement shall be substantially to the effect that:

1. The Trust Company is duly incorporated and is validly existing in good standing as a banking corporation with trust powers under the laws of the State of New York.

2. Trust Delaware is duly incorporated and is validly existing in good standing as a banking corporation with trust powers under the laws of the State of Delaware.

3. The Indenture Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Indenture, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Indenture.

4. The Guarantee Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Guarantee Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Guarantee Agreement.

5. The Property Trustee has the requisite power and authority to execute and deliver the Trust Agreement, and has taken all necessary corporate action to authorize the execution and delivery of the Trust Agreement.

6. The Delaware Trustee has the requisite power and authority to execute and deliver the Trust Agreement, and has taken all necessary corporate action to authorize the execution and delivery of the Trust Agreement.

7. Each of the Indenture and the Guarantee Agreement has been duly executed and delivered by the Indenture Trustee and the Guarantee Trustee, respectively, and constitutes a legal, valid and binding obligation of the Indenture Trustee and the Guarantee Trustee, respectively, enforceable against the Indenture Trustee and the Guarantee Trustee, respectively in accordance with its respective terms, except that certain payment obligations may be enforceable solely against the assets of the Trust and except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance and transfer or other similar laws applicable to [Delaware] or New York banking corporations, as the case may be, affecting the enforcement of creditors' rights generally, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law).

8. The Trust Agreement has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee.

9. The Subordinated Debentures delivered on the date hereof have been duly authenticated by the Indenture Trustee in accordance with the terms of the Indenture.

EXHIBIT C

The opinion of special Delaware counsel to the Corporation and the Trust to be delivered pursuant to Section 4(g) of the Underwriting Agreement shall be substantially to the effect that:

1. The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act (Chapter 38, Title 12, of the Delaware Business Code, 12 Del. C. Section 3801 et seq.) (the "Delaware Act"), with the statutory trust power and authority to own its property and to conduct its business as described in the Registration Statement and to execute and deliver, and to perform its obligations under, the Underwriting Agreement, and issue and perform its obligations under the Capital Securities and the Common Securities.

2. The Capital Securities have been duly authorized for issuance by the Trust Agreement and, when issued and delivered in accordance with the terms of the Trust Agreement, against payment of the consideration as set forth in the Underwriting Agreement, the Capital Securities will be validly issued and (subject to the terms of the Trust Agreement) fully paid and non-assessable undivided beneficial interests in the assets of the Trust. The Holders of the Capital Securities will be entitled to the benefits of the Trust Agreement (subject to the limitations set forth in Paragraph 5 below) and will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law; provided that we express no opinion as to any Holder of a Capital Security that is, was, or becomes a named Trustee of the Trust. We note that the Holders of Capital Securities will be required to make payment or provide indemnity or security as set forth in the Trust Agreement.

3. The Common Securities have been duly authorized for issuance by the Trust Agreement and, when issued and delivered by the Trust to the Corporation against payment therefor in accordance with the terms of the Trust Agreement and as described in the Registration Statement, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and non-assessable undivided beneficial interests in the assets of the Trust. We note that the Holders of Common Securities will be liable for the debts and obligations of the Trust to the extent provided in the Trust Agreement and will be required to make payment or provide indemnity or security as set forth in the Trust Agreement.

4. Under the Delaware Act and the Trust Agreement, the issuance of the Capital Securities and the Common Securities is not subject to preemptive or other similar rights.

5. All necessary trust action has been taken to duly authorize the execution, delivery and performance by the Trust of the Underwriting Agreement.

6. The Trust Agreement constitutes a valid and binding obligation of the Corporation, Property Trustee and Delaware Trustee, enforceable against the Corporation, the Property Trustee and the Delaware Trustee in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, receivership, liquidation, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and remedies, (ii) general principles of equity (regardless of whether considered and applied in a proceeding in equity or at law) and (iii) considerations of public policy and the effect of applicable law relating to fiduciary duties.

7. The issuance and sale by the Trust of the Capital Securities and the Common Securities, the purchase by the Trust of the Subordinated Debentures, the execution, delivery and performance by the Trust of the Underwriting Agreement, the consummation by the Trust of the transactions contemplated by the Underwriting Agreement and the compliance by the Trust with its obligations thereunder will not violate (i) any of the provisions of the Certificate of Trust or the Trust Agreement or (ii) any applicable Delaware law or administrative regulation.

8. Assuming that the Trust derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than having a Delaware Trustee as required by the Delaware Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Delaware court or Delaware governmental authority or agency (other than as may be required under the securities or blue sky laws of the State of Delaware as to which we express no opinion) is required to be obtained by the Trust in connection with the issuance and sale or delivery of the Capital Securities.